                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported)          September 9, 2002
                                                  ------------------------------


                              INTEGRAL VISION, INC.
--------------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)



         MICHIGAN                     0-12728                   38-2191935
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)



            38700 GRAND RIVER AVE., FARMINGTON HILLS, MICHIGAN 48335
--------------------------------------------------------------------------------
                 (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code        (248) 471-2660
                                                  -----------------------------

INTEGRAL VISION, INC.
FORM 8-K


Item 5.  Other Events


On September 9, 2002, Integral Vision issued the following press release announcing that DaTARIUS Technologies Inc., a subsidiary of global test equipment manufacturer DaTARIUS Technologies GmbH, has purchased Integral Vision's assets related to inspection systems for the optical disc industry, including the names "Automatic Inspection Systems" and "AID".



===============================================================================
                              FOR IMMEDIATE RELEASE
===============================================================================
                                          CONTACT:  CHARLES J. DRAKE
                                          E-MAIL:  CDRAKE@IV-USA.COM
                                            TELEPHONE:  248/471-2660
                                            FACSIMILE:  248/615-2971

                            INTEGRAL VISION ANNOUNCES
             OPTICAL DISC INSPECTION PRODUCT LINES SOLD TO DATARIUS

FARMINGTON HILLS, MI (SEPTEMBER 9, 2002) -- INTEGRAL VISION, INC. (OTCBB/INVI.OB) today announced that DaTARIUS Technologies Inc., a subsidiary of global test equipment manufacturer DaTARIUS Technologies GmbH, has purchased Integral Vision's assets related to inspection systems for the optical disc industry, including the names "Automatic Inspection Systems" and "AID." The sale included Integral Visions optical disc scanner products as well as its range of print and identification code products used to inspect the printing stage of disc manufacture. Terms of the sale have not been released.

"We believe that DaTARUIS's reputation and global presence will allow them to increase sales for each of the optical disc product lines they have purchased," Charles J. Drake, Chairman and CEO of Integral Vision, stated: "We expect royalties from these sales to help fund the growth of Integral Vision's product offerings for the inspection of small flat panel displays, especially Microdisplays."

The optical disc inspection systems purchased from Integral Vision will be integrated into the DaTARIUS operations in Orange County, California and will be complemented by the opening of a sales and service center by DaTARIUS in the Detroit area.

Integral Vision, Inc., an ISO 9001 registered firm, offers machine vision-based inspection systems to the industrial manufacturer. Integral Vision is a leading supplier of machine vision systems used to monitor or control the manufacturing process. Vision systems are used to supplement human inspection or provide quality assurance when production rates exceed human capability. More information can be found at Website: www.iv-usa.com.

Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described in the forward-looking statements. Such factors and uncertainties include, but are not limited to: competitive conditions in the Company's markets and the effect of competitive products and pricing; technological development by the Company, its customers and its competition; the Company's available cash and access to debt and equity financing; and general economic conditions and conditions in the specific industries in which the company has significant customers. As a result, the Company's results may fluctuate. Additional information concerning risk factors that could cause actual results to differ materially from those projected in the forward-looking statements are contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements represent the Company's best estimates as of the date of this press release. The Company assumes no obligation to update such estimates except as required by the rules and regulations of the Securities and Exchange Commission.
                                       ###

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEGRAL VISION, INC.
                                          (Registrant)


DATE:     September 11, 2002              By:   /S/ VINCENT SHUNSKY
     -------------------------------         -----------------------------------
                                                Vincent Shunsky,
                                                Treasurer and Director
                                                (Acting Chief Financial Officer)